SAFETY COMPONENTS INTERNATIONAL, INC.

                        SENIOR MANAGEMENT INCENTIVE PLAN


     Section 1. Purpose. The purpose of the Safety Components International, Inc. Senior Management Incentive Plan (the "Plan") is to benefit and advance the interests of Safety Components International, Inc., a Delaware corporation (the "Company"), by rewarding selected key Executive Officers of the Company (as hereinafter defined) for their contributions to the Company's financial success and thereby motivating them to continue to make such contributions in the future by granting annual performance based awards ("Awards").

     Section 2. Definitions. The following terms when used in the Plan shall, for purposes of the Plan, have the following meanings:

     "Awards" shall have the meaning ascribed thereto in Section 1 hereof.

     "Base Salary" shall mean the actual base salary paid to a Participant during a Performance Period.

     "Base Salary Percentage" shall mean that number, as determined by the Committee for each Participant, representing the percentage of the Participant's Base Salary which shall be payable as an Award (subject to limitation under Section 7 hereof).

     "Board" shall mean the Board of Directors of the Company.

     "Change of Control" shall have the meaning ascribed thereto in Section 9(b) hereof.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "Committee" shall mean the Compensation Committee of the Board or any other duly established committee or subcommittee of the Board that the Board hereinafter determines shall act as the Committee for purposes of the Plan.

     "Company" shall have the meaning ascribed thereto in Section 1 hereof.

     "Conditional Award" shall have the meaning ascribed thereto in Section 10(m) hereof.


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     "Continuing  Director"  shall mean,  as of any date of  determination,  any member of the Board who (i) was a member of the Board on the effective date of the Plan or (ii) was nominated for election or elected to such board with the affirmative vote of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

     "Determination Date" shall have the meaning ascribed thereto in Section 5 hereof.

     "Disability" shall mean a termination of employment as determined by the Committee, by reason of a Participant's inability to perform his/her duties under his/her employment with the Company by reason of illness, injury or incapacity (whether physical, mental, emotional or psychological) for a period of either (i) ninety (90) consecutive days or (ii) one hundred eighty (180) days in any consecutive three hundred sixty-five (365) day period.

     "Effective Date" shall have the meaning ascribed thereto in Section 10(m) hereof.

     "Eligible Persons" shall have the meaning ascribed thereto in Section 4 hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Financial Criteria" shall have the meaning ascribed thereto in Section 5(a) hereof.

     "Fiscal Year" shall mean the fiscal year ending on March 31 or such other period that the Company may hereafter adopt as its fiscal year.

     "Key Executive Officer" shall mean each of the President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Executive Vice President, Secretary and Treasurer of the Company and such other executive officers of the Company as may be designated by the Committee.

     "Participant" shall mean each Key Executive Officer who has been designated for participation in the Plan by the Committee in accordance with Section 5 hereof.

     "Performance Period" shall mean the Fiscal Year of the Company to which an Award relates.

     "Performance Threshold" shall have the meaning ascribed thereto in Section 5 hereof.

     "Plan" shall have the meaning ascribed thereto in Section 1 hereof.

     "Retirement" shall mean termination of the employment of an employee with the Company on or after the employee's 65th birthday.



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     "Rules and  Regulations"  shall mean the rules and regulations  promulgated under the Securities Exchange Act of 1934, as amended.

     "Target" shall have the meaning ascribed thereto in Section 5(a) hereof.

     Section 3. Administration of the Plan.

     (a) Generally. The Plan shall be administered by the Committee. The Committee is authorized to administer, interpret and apply the Plan and from time to time may adopt such rules, regulations and guidelines consistent with the provisions of the Plan as it may deem advisable to carry out the Plan, except that, to the extent permitted by Code Section 162(m), the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The Committee's interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its shareholders and the Participants. The Committee shall have authority to determine the terms and conditions of the Awards granted to Participants.

     (b) Reliance and Indemnification. The Committee may employ attorneys, consultants, accountants or other persons in connection with its administration, interpretation and application of the Plan, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith by the Committee with respect to the Plan or Awards granted hereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     Section 4. Participants. Only Key Executive Officers are eligible to participate in the Plan ("Eligible Persons"). An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from the Company for services performed as an employee of the Company.

     Section 5. Determination of Targets. Prior to the beginning of each Performance Period or, with respect to Eligible Persons commencing employment after the beginning of a Performance Period, prior to any later date described in Treasury Regulation 1.162-27(e)(2) (or any successor thereto) (each a "Determination Date"), the Committee shall select the Participants for the Fiscal Year or Fiscal Years to be covered by any Award or Awards and adopt in writing, with respect to each Participant, each of the following:

     (a) One or more Targets (each a "Target"), which shall be equal to a desired level or levels for any Fiscal Year of any or a combination of certain financial criteria on an absolute or relative basis (including comparisons of results for the Performance Period to either (x) results for the prior Fiscal Year or (y) budget for the Performance Period), and where applicable,


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measured before or after  interest,  depreciation,  amortization,  service fees, extraordinary items and/or special items, each as determined in accordance with generally accepted accounting principles consistently applied for the Company on a consolidated basis (collectively, the "Financial Criteria"). The initial Financial Criteria (which shall continue to be the Financial Criteria until a substitute criteria is designated by the Committee) shall be earnings per share of the Company's common stock as determined in accordance with generally accepted accounting principles.

     (b) The Base Salary Percentage, which shall be used to establish the amount which shall be payable as an Award depending upon the degree of satisfaction of the Participant's Target.

     (c) A performance threshold (the "Performance Threshold") with respect to each Target based upon one or more Financial Criteria representing a minimum amount, which if not achieved, would result in no Award being made to a Participant under the Plan.

     (d) A mathematical formula or matrix which shall contain weighting for each Target and indicate the extent to which Awards will be made (subject to
limitation   under   Section  7  hereof)  if  such   Participant's   Performance
Threshold(s) is not exceeded, including if such Participant's Target(s) is achieved or exceeded.

     Section 6. Calculation of Awards; Certification; Payment; Deferral. Awards may be granted only to Participants with respect to each Performance Period, subject to the terms and conditions set forth in the Plan. As soon as practicable after the end of the Performance Period, and subject to verification by the Committee, based upon the audited financial statements of the Company, of the applicable Financial Criteria, the Committee shall determine, with respect to each Participant, whether and the extent to which such Participant's Performance Threshold(s) is met or exceeded, including the extent to which, if any, the applicable Target(s) was attained or exceeded. Each Participant's Award, if any, shall be calculated in accordance with the mathematical formula or matrix determined pursuant to Section 5 hereof, and subject to limitation under Section 7 hereof. The Committee shall certify in writing to the Board the amount of such Awards and satisfy itself that each material term of the Plan relating to such Award(s) has been satisfied. The determination of the Committee shall be final and conclusive. Subject to Section 8 hereof, such Award shall become payable in cash as promptly as practicable after certification of the Award. However, from time to time, prior to the beginning of a Performance Period, the Committee may, in its sole discretion (under uniform rules applicable to all Participants and in compliance with applicable law in effect at such time), offer Participants the opportunity to defer receipt of all or a portion of any Award that is made (subject to limitation under Section 7 hereof) for such Performance Period.

     Section  7.  Limitations.   The  aggregate  amount  of  any  Award  to  any
Participant for any Performance Period shall not exceed $2,000,000.

     Section 8. Employment Requirement. Employment Requirement. Except as provided in Section 9 hereof, no Participant shall have any right to receive payment of any Award


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unless such Participant remains in the employ of the Company through the date of certification of such Award by the Committee; provided, however, that the Committee may, in its sole discretion, pay all or any part of an Award to any Participant whose employment with the Company is terminated, prior to such date of certification, by reason of death, Disability or Retirement, or where other special circumstances exist with respect to such Participant.

     Section 9. Change of Control.

     (a) Change of Control. Upon the occurrence of a Change of Control of the Company, prior to the end of a Performance Period or the date of certification of an Award earned in such Performance Period, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, the Target relating to the Performance Period in which the date of the Change of Control occurs shall be deemed to have been achieved; provided, however, that if the actual performance of the Company for the portion of such Performance Period completed prior to the Change of Control, when pro rated over the entire Performance Period, exceeds such Target, then the Awards payable to a
Participant shall be based upon the actual performance of the Company as so calculated (subject to the limitation under Section 7 hereof). Payments of Awards shall be made as promptly as practicable after the date that the Change of Control occurs.

     (b) Definition. A "Change of Control" of the Company means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 of the Rules and Regulations) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Rules and Regulations) (other than Robert A. Zummo, a member of his immediate family, a trust or similar estate planning vehicle established by Mr. Zummo, or an entity in which Mr. Zummo owns, directly or indirectly, a majority of the equity securities or voting rights), of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 of the Rules and Regulations), directly or indirectly, more than 30% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board such that a majority of the members of the Board are not Continuing Directors; (iii) the closing date of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company; or (v) the closing date of the sale or disposition by the Company (if consummated in more than one transaction, the initial closing date) of all or substantially all of the Company's assets, following shareholder approval of such sale or disposition.



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Notwithstanding the foregoing,  the preceding events shall not be deemed to be a
Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

     Section 10. Miscellaneous.

     (a) No Contract; No Rights to Awards or Continued Employment. The Plan is not a contract between the Company and any Participant or other employee. No Participant or other employee shall have any claim or right to receive Awards under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Company.

     (b) No Right to Future Participation.  Participation in the Plan during one
Performance   Period  shall  not  guarantee   participation   during  any  other
Performance Period.

     (c) Restriction on Transfer. The rights of a Participant with respect to Awards under the Plan shall not be transferable by the Participant to whom such Award is granted (other than by will or the laws of descent and distribution to the extent permitted by the Committee pursuant to Section 8 hereof), and any attempted assignment or transfer shall be null and void and shall permit the Committee, in its sole discretion, to extinguish the Company's obligation under the Plan to pay any Award with respect to such Participant.

     (d) Tax Withholding. The Company shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's beneficiary or beneficiaries any Federal, state or local taxes required by law to be withheld with respect to such payments.

     (e) No Restriction on Right of Company to Effect Changes. The Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event involving the Company or a subsidiary thereof or any other event or series of events, whether of a similar character or otherwise.

     (f) Source of Payments. The Plan shall be unfunded. The Plan shall not create or be construed to create a trust or separate fund or segregation of assets of any kind or a fiduciary relationship between the Company and a Participant or any other individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof. To the extent that any Participant is granted an Award under Section 6 hereof (subject to limitation under Section 7 hereof), such Participant's right to receive such Award shall be no greater than the right of any unsecured general creditor of the Company.



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     (g) No Interest.  If the Company for any reason fails to make payment of an
Award at the time such Award becomes payable, the Company shall not be liable for any interest or other charges thereon.

     (h) Amendment and Termination.

     (i) Amendment and Termination of the Plan. The Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; no such amendment shall be effective which alters the Award, Target or other criteria relating to an Award applicable to a Participant for the Performance Period in which such amendment is made or any prior Performance Period, except any such amendment that may be made without causing such Award to cease to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code. In addition, no amendment shall be made which adversely affects the rights of the Participant with respect to an outstanding Award, without the consent of such Participant.

     (ii) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall desire to carry the Plan into effect.

     (i) Governmental Regulations. The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

     (j) Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     (k) Governing Law. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware, without regard to the choice-of-law principles thereof, and applicable federal law.

     (l) Severability. If any term or provision of the Plan or the application thereof (i) as to any Participant or circumstance (other than as described in clause (ii)) is, to any extent, found to be illegal or invalid, or (ii) would cause any Award to any Participant not to constitute performance-based compensation under Section 162(m)(4)(C) of the Code, then the Committee shall sever such term or provision from the Plan and, thereupon, such term or provision shall not be a part of the Plan.

     (m) Effective Date. The Plan shall be effective as of April 1, 1997 (the "Effective Date"); provided, however, that it shall be a condition to the effectiveness of any Awards which are effective on or after April 1, 1998 ("Conditional Awards"), that the shareholders of the Company entitled to vote thereon approve the Plan at the 1998 Annual Meeting of Shareholders of the Company. Such approval shall meet the requirements of Section 162(m) of the Code and the


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regulations  thereunder.  If such approval is not obtained, then any Conditional
Award shall be void ab initio.

     (n) Approval and Re-approval by Shareholders.  To the extent required under
Section 162(m) of the Code, (i) any change to the material terms of the Financial Criteria shall be disclosed to and approved by the shareholders of the Company entitled to vote thereon at the next Annual Meeting of Shareholders of the Company to be held following such change, and (ii) the material terms of the Financial Criteria shall be disclosed to and re-approved by the shareholders of the Company entitled to vote thereon no later than the Annual Meeting of Shareholders of the Company that occurs in the fifth year following the year in which shareholders of the Company approve the Financial Criteria.



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